SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 11, 1998

                         STREICHER MOBILE FUELING, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     FLORIDA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                 000-21825                               65-0707824
         (COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NO.)

                         STREICHER MOBILE FUELING, INC.
                              2720 N.W. 55TH COURT
                         FORT LAUDERDALE, FLORIDA 33309
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 739-3880

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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On August 17, 1998, KPMG Peat Marwick LLP was appointed by the Registrant's Audit Committee of the Board of Directors as the Registrant's new independent certified public accountants, replacing Arthur Andersen LLP who was dismissed by the Audit Committee on August 11, 1998.

         During the Registrant's fiscal years ended January 31, 1997 and 1998 and the subsequent interim period, there were no disagreements between the Registrant and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. Further, Arthur Andersen LLP's reports on the financial statements of the Registrant for the fiscal years ended January 31, 1997 and 1998 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with their audit of the Registrant's financial statements for the year ended January 31, 1997, Arthur Andersen LLP advised the Registrant of certain matters that in their opinion evidenced "material weaknesses" in the Registrant's internal controls necessary to develop reliable financial statements. These matters were considered by Arthur Andersen LLP during their audit and did not modify the opinion expressed in Arthur Andersen LLP's audit report concerning the Registrant's fiscal 1997 financial statements. The Registrant's Audit Committee discussed these matters with Arthur Andersen LLP and corrective actions were taken by the Registrant. No such "material weaknesses" were reported to the Registrant by Arthur Andersen LLP in connection with their audit of the Registrant's financial statements for the year ended January 31, 1998. The Registrant has authorized Arthur Andersen LLP to respond fully to the inquiries of KPMG Peat Marwick LLP concerning all such matters.

         The Registrant has requested that Arthur Andersen LLP furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. Arthur Andersen LLP's letter is filed as Exhibit 1 to this Report.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (c)      Exhibits

                           The following exhibit is filed as part of this Report on Form 8-K:

                           Exhibit 1. Acknowledgment Letter from Arthur Andersen
                                      LLP regarding its dismissal as the
                                      Company's independent public accountants.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STREICHER MOBILE FUELING, INC.

Date:  August 17, 1998                  By:/s/ WALTER B. BARRETT
                                               ---------------------
                                               Walter B. Barrett
                                               Vice President, Finance and Chief
                                               Financial Officer

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                                 EXHIBIT INDEX

EXHIBIT               DESCRIPTION
-------               -----------

Exhibit 1. Acknowledgment Letter from Arthur Andersen LLP regarding its dismissal as the Company's independent public accountants.